SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 1995

                      GEODYNAMICS CORPORATION
           (Exact name of registrant as specified in its charter)

     California                  0-15034           95-2502865
(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)             File Number)   Identification No.)

21171 Western Avenue
Suite 110
Torrance, California                                   90501
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 310/782-7277

                              N/A
(Former name or former address, if changed since last report)














The Exhibit Index is located on Page 2.

ITEM 5.   OTHER EVENTS.

          On June 8, 1995, Geodynamics Corporation, a California corporation (the "Registrant"), issued a press release announcing that the Registrant had retained A.G. Edwards & Company to advise it in connection with a possible sale or merger of the Registrant. In the press release the Registrant also disclosed that no final decision had been made by the Board of Directors of the Registrant to pursue a sale or merger of the Registrant and that the Registrant is not currently engaged in advance negotiations with any potential acquiror. A copy of the press release is attached as an exhibit hereto and is incorporated by reference in its entirety herein.


                                  EXHIBITS

          The following exhibit is filed as part of this report:

          Exhibit   Exhibit                                      Sequential
          Number    Description                                  Page Number


          20        Press Release                                   4

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         GEODYNAMICS CORPORATION,
                         a California corporation
                                   (Registrant)


                         By:  /s/ JOANNE M. DUNLAP
                              Joanne M. Dunlap
                              Vice President



Date:  June 13, 1995



                                   June 13, 1995

VIA FEDERAL EXPRESS

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street N.W.
Washington, D.C. 20549

     Re:  Geodynamics Corporation, a California
          corporation - Current Report on Form 8-K
          File No. 0-15034

Ladies and Gentlemen:

          On behalf of Geodynamics Corporation, a California corporation (the "Registrant"), enclosed for filing with the Commission pursuant to Rule 13a-11 of the Securities Exchange Act of 1934, as amended, are three complete copies of the Current Report on Form 8-K (the "Report"), including all financial statements, exhibits and other papers and documents filed as a part thereof, and five additional copies of the Report. At least one complete copy of the Report filed with the Commission has been manually signed. Copies not manually signed bear conformed signatures. An additional manually signed copy of the Report is concurrently being filed with The Nasdaq Stock Market Inc. (the Nasdaq National Market), the only interdealer quotation system or national securities exchanges on which any of the Registrant's equity securities are listed.

          Please acknowledge receipt of this letter and the enclosed material by stamping the enclosed copy of this letter and returning it in the enclosed self-addressed envelope. Do not hesitate to contact the undersigned at 310-781-3612 with any comments or questions.

                                   Sincerely,


                                   Joanne M. Dunlap

Enclosures
cc:  The Nasdaq Stock Market, Inc. (w/encl.)
Copies to:

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street N.W.
Washington, D.C. 20549

The Nasdaq Stock Market, Inc.
Nasdaq Regulatory Filings
1735 K Street, N.W.
Washington, D.C. 20006-1500
                                                           EXHIBIT 20

Geodynamics Corporation                 FOR IMMEDIATE RELEASE
21171 Western Avenue, Suite 120
Torrance, CA  90501
(310)781-3612
Company Contact:  Joanne M. Dunlap


                  GEODYNAMICS CORPORATION
                    RETAINS A.G. EDWARDS


Torrance, CA, June 8, 1995--Geodynamics Corporation (NASDAQ-NMS:GDYN) announced today that the Company has retained A.G. Edwards to advise it with respect to the possibility of a sale or merger of the Company. Dr. T.R. LaFehr, Chairman of the Board of directors, explained that following the recent changes to the Company's board and the recent appointment of a new Chairman and a new President and Chief Executive Officer of the Company, the Board has concluded that all alternatives for maximizing shareholder value should be explored while maintaining top-quality customer service on our existing and future business. Dr. LaFehr emphasized that no final decision has been made by the Board of Directors to pursue a sale or merger and that the Company is not currently engaged in advance negotiations with any potential acquiror.

Geodynamics is engaged in high technology remote sensing, software development, and image processing with a wide variety of applications in both government and commercial markets.

For further information, contact Joanne M. Dunlap at (310)781-3612.